SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 27, 2003
                                                         -----------------

                  Charter Municipal Mortgage Acceptance Company
                  ---------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                    --------
                 (State or other Jurisdiction of Incorporation)


              1-13237                                13-3949418
              -------                                ----------
     (Commission File Number)            (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
                     --------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 421-5333
                                                           --------------

                                 Not Applicable
       ------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report



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Item 5. Other Events

        On February 27, 2003, Charter Municipal Mortgage Acceptance Company (the "Company") hosted a conference call to discuss the Company's fourth quarter and year-end earnings. The transcript of that call is attached to this Current Report on Form 8-K as Exhibit 99.1.

        This Current Report on Form 8-K and the exhibit hereto contain forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and also includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


(a).    Financial Statements

        Not Applicable

(b).    Pro Forma Financial Information

        Not Applicable

(c).    Exhibits
        99.1 Transcript of the Company's fourth quarter and year-end earnings call.








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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   Charter Municipal Mortgage Acceptance Company (Registrant)



                                   BY:    /s/  Stuart J. Boesky
                                          ---------------------
                                          Stuart J. Boesky
                                          President
        March 7, 2003